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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    Form 8-K



                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 27, 1995
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  (February 24, 1995)
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                      Piedmont Natural Gas Company, Inc.
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            (Exact name of registrant as specified in its charter)



  North Carolina                  1-6196                     56-0556998
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(State or Other Jurisdiction    (Commission               (I.R.S. Employer
    of Incorporation)            File Number)            Identification No.)


1915 Rexford Road, Charlotte, North Carolina                       28211
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, Including Area Code        (704) 364-3120
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        (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events

First Quarter Financial Results and Dividend Increase

On February 24, 1995, the Company issued a Press Release to report unaudited financial results of operations for the periods ended January 31, 1995, and to report an increase in the quarterly dividend on common stock. A copy of the Press Release is attached as an exhibit to this Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIEDMONT NATURAL GAS COMPANY, INC.
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                                           (Registrant)



                              By  /s/ B. L. Guy
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                                  B. L. Guy
                                  Vice President and Controller
                                  (Principal Accounting Officer)

Date    February 27, 1995
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